                                                                    Exhibit 99.1

FALCONSTOR
  SOFTWARE

Contacts: Christine Rogers, Investor Relations
          631-962-1160
          christine.rogers@falconstor.com

               FALCONSTOR SOFTWARE ANNOUNCES Q2 QUARTERLY RESULTS
       REVENUES INCREASE 33% FROM PRIOR YEAR AND 38% FROM PREVIOUS QUARTER

MELVILLE, N.Y., July 27, 2006--FalconStor Software, Inc. (NASDAQ: FALC), the
leading developer of proven data protection solutions, today announced financial results for its second quarter ended June 30, 2006.

Revenues for the second quarter of 2006 increased 33% to $12.7 million, compared with $9.5 million for the same period a year ago. Net loss for the quarter was
$1.3 million or $0.03 per share, which includes $2.4 million in expenses related to employee stock options. Pro forma net income for the second quarter of 2006, excluding employee stock option expense, was $1.1 million or $0.02 per share, compared with net income of $0.3 million or $0.01 per share for the second quarter of 2005.

For the six months ended June 30, 2006, revenues increased 22% to $21.9 million, compared with $17.9 million for the same period a year ago. Net loss for the six month period was $4.9 million or $0.10 per share, which includes $4.7 million in expenses related to employee stock options. Pro forma net loss for the six month period, excluding employee stock option expense, was $0.3 million or $0.01 per share, compared with net income of $0.2 million and breakeven earnings per share for the same period a year ago.

Compared with the previous quarter, revenues increased 38% from $9.2 million in the first quarter of 2006 to $12.7 million in the second quarter of 2006. Net loss for the second quarter was $1.3 million or $0.03 per share, which includes
$2.4 million in expenses related to employee stock options, compared with a net loss of $3.6 million or $0.08 per share in the first quarter, which includes
$2.3 million in expenses related to employee stock options. Excluding employee stock option expenses, pro forma net income increased to $1.1 million or $0.02 per share in the second quarter of 2006 compared with a pro forma net loss of
$1.4 million or $0.03 per share in the first quarter of 2006.

The Company closed the quarter with $39.5 million in cash, cash equivalents and marketable securities and recorded its seventh consecutive quarter of positive cash flows from operations. During the second quarter of 2006, the Company repurchased 250,000 shares of Common Stock for a total cost of $1.7 million.
Deferred revenue at June 30, 2006, increased to $11.1 million, or by 10%, compared with the previous quarter, and by 61% compared with the same period a year ago.

 "We are pleased with our Q2 business performance and the adoption of our technology by strategic partners around the world." said ReiJane Huai, Chairman and CEO of FalconStor. "We are confident about our product's competitive

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position and our ability to leverage partnerships to expand market coverage and channel distribution to realize the growth potential ahead of us."

The company will host a conference call on Thursday, July 27th at 4:30 p.m. EDT, to discuss the results. To participate in the conference call, please dial:
Toll Free: 866-249-5225
International: 303-262-2142

To view the presentation, please copy and paste the following link into your browser and register for this meeting. Once you have registered for the meeting, you will receive an email message confirming your registration.
https://falconstor.webex.com/falconstor/j.php?ED=91244992&RG=1

Meeting Name: FalconStor Q2 2006 Earnings
Meeting password: q2numbers
Meeting Number: 489 898 710

A conference call replay will be available beginning 7/27 at 6:30 PM EDT through
6:30 PM on 7/29. To listen to the replay of the call, dial toll free:
800-405-2236 or International: 303-590-3000, pass code: 11066186#, or visit our website at www.falconstor.com/investors.asp.

NON-GAAP FINANCIAL MEASURES

The non-GAAP financial measures used in this press release are not prepared in accordance with generally accepted accounting principles and may be different from non-GAAP financial measures used by other companies. The Company's management refers to these non-GAAP financial measures in making operating decisions because they provide meaningful supplemental information regarding the
Company's operating performance. In addition, these non-GAAP financial measures facilitate management's internal comparisons to the Company's historical operating results and comparisons to competitors' operating results. We include these non-GAAP financial measures (which should be viewed as a supplement to, and not a substitute for, their comparable GAAP measures) in this press release because we believe they are useful to investors in allowing for greater transparency to supplemental information used by management in its financial and operational decision-making. For a reconciliation of our GAAP and non-GAAP financial results, please refer to our ProForma Condensed Consolidated
Statements of Operations, presented in this release.

ABOUT FALCONSTOR
FalconStor Software, Inc. (NASDAQ: FALC) is the premier developer of adaptive data protection solutions that optimize data center efficiency and business continuity for all IT infrastructures. The company's innovative storage virtualization, continuous data protection (CDP), disaster recovery, and virtual tape library (VTL) solutions integrate seamlessly to ensure rapid data recovery and simplified storage management. Available from major OEMs, system integrators, and resellers, FalconStor products -- including award-winning
IPStor(R), VirtualTape Library, and DiskSafe(TM) software -- are deployed worldwide by governments, educational institutions, and Fortune 1000 enterprises across industries including aerospace, energy production, financial services, healthcare, law, manufacturing, and telecommunications.

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FalconStor is headquartered in Melville, New York, with offices throughout
Europe and the Asia Pacific region. FalconStor is an active member of the
Storage Networking Industry Association (SNIA). For more information, visit
www.falconstor.com or call 1-866-NOW-FALC (866-669-3252).

                                       ###

This press release includes forward-looking statements that involve risk and uncertainties that could cause actual results to differ materially from the forward-looking statements. These risks and uncertainties include: delays in product development; market acceptance of FalconStor's products and services;
technological change in the storage and networking industries; competition in the network storage software market; the potential failure of FalconStor's OEM partners to introduce or to market products incorporating FalconStor's products;
intellectual property issues; and other risk factors discussed in FalconStor's reports on Forms 10-K, 10-Q and other reports filed with the Securities and
Exchange Commission.

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                   FALCONSTOR SOFTWARE, INC. AND SUBSIDIARIES
                      CONDENSED CONSOLIDATED BALANCE SHEETS

                                                       June 30,     December 31,
                                                         2006           2005
                                                     ------------   ------------
                                                     (unaudited)
ASSETS
Current assets:
   Cash and cash equivalents ......................   $13,911,480   $18,796,973
   Marketable securities ..........................    25,617,872    17,833,683
   Accounts receivable, net .......................    12,736,058    15,187,408
   Prepaid expenses and other current assets ......     1,005,426       911,715
                                                      -----------   -----------

       Total current assets .......................    53,270,836    52,729,779
                                                      -----------   -----------

Property and equipment, net .......................     5,514,362     5,277,609
Goodwill ..........................................     3,512,796     3,512,796
Other intangible assets, net ......................       247,749       216,864
Other assets ......................................     2,295,030     2,236,725
                                                      -----------   -----------

       Total assets ...............................   $64,840,773   $63,973,773
                                                      ===========   ===========

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
  Accounts payable ................................   $ 1,136,086   $ 1,152,228
  Accrued expenses ................................     4,699,914     4,522,212
  Deferred revenue ................................     8,042,134     7,401,018
                                                      -----------   -----------

       Total current liabilities ..................    13,878,134    13,075,458

Deferred revenue ..................................     3,060,802     2,240,208
                                                      -----------   -----------

       Total liabilities ..........................    16,938,936    15,315,666
                                                      -----------   -----------

Commitments

       Total stockholders' equity .................    47,901,837    48,658,107
                                                      -----------   -----------

       Total liabilities and stockholders' equity..   $64,840,773   $63,973,773
                                                      ===========   ===========

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                                             FALCONSTOR SOFTWARE, INC. AND SUBSIDIARIES
                                           CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

                                                                    Three Months Ended                      Six Months Ended
                                                                         June 30,                               June 30,
                                                            ---------------------------------      ---------------------------------
                                                                 2006                2005               2006                2005
                                                                       (unaudited)                            (unaudited)
Revenues
Software license revenue ............................       $  8,726,021        $  6,650,442       $ 14,402,710        $ 12,932,951
Maintenance revenue .................................          2,908,514           1,791,267          5,499,517           3,321,441
Software services and other revenue .................          1,033,692           1,053,878          1,974,320           1,633,231
                                                            ------------        ------------       ------------        ------------
                                                              12,668,227           9,495,587         21,876,547          17,887,623

Operating expenses:
  Amortization of purchased and capitalized
     software .......................................            101,333             193,417            253,055             416,000
  Cost of maintenance, software services
     and other revenue ..............................          2,320,065           1,468,866          4,304,662           2,796,083
  Software development costs ........................          4,905,137           2,763,745          9,512,240           5,431,136
  Selling and marketing .............................          5,686,742           3,979,124         10,590,747           7,484,343
  General and administrative ........................          1,390,140           1,031,285          2,711,434           2,017,311
                                                            ------------        ------------       ------------        ------------
                                                              14,403,417           9,436,437         27,372,138          18,144,873
                                                            ------------        ------------       ------------        ------------
           Operating income (loss) ..................         (1,735,190)             59,150         (5,495,591)           (257,250)
                                                            ------------        ------------       ------------        ------------
  Interest and other income .........................            384,009             236,909            670,660             423,495
                                                            ------------        ------------       ------------        ------------

          Income (loss) before income taxes .........         (1,351,181)            296,059         (4,824,931)            166,245
                                                            ------------        ------------       ------------        ------------

Provision for income taxes ..........................            (46,386)              7,954            116,750              11,969
                                                            ------------        ------------       ------------        ------------

       Net income (loss) ............................       $ (1,304,795)       $    288,105       $ (4,941,681)       $    154,276
                                                            ============        ============       ============        ============

Basic net income (loss) per share ...................       $      (0.03)       $       0.01       $      (0.10)       $       0.00
                                                            ============        ============       ============        ============

Diluted net income (loss) per share .................       $      (0.03)       $       0.01       $      (0.10)       $       0.00
                                                            ============        ============       ============        ============

Weighted average basic shares outstanding ...........         48,047,291          47,594,072         48,026,914          47,561,653
                                                            ============        ============       ============        ============
Weighted average diluted shares outstanding .........         48,047,291          50,623,983         48,026,914          50,806,365
                                                            ============        ============       ============        ============

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                                             FALCONSTOR SOFTWARE, INC. AND SUBSIDIARIES
                                      PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                                                  THREE MONTHS ENDED JUNE 30, 2006
                                                             (UNAUDITED)
                                                         GAAP RECONCILIATION

                                                                                                  Adjustment to
                                                                                                  Exclude Stock
                                                                                GAAP            Option Expense (1)     Pro Forma (2)
                                                                                ----            ------------------     -------------
Revenues:
Software license revenue ..........................................         $  8,726,021                               $  8,726,021
Maintenance revenue ...............................................            2,908,514                                  2,908,514
Software services and other revenue ...............................            1,033,692                                  1,033,692
                                                                            ------------                               ------------
                                                                              12,668,227                                 12,668,227
                                                                            ------------                               ------------

Operating expenses:
Amortization of purchased and capitalized software ................              101,333                                    101,333
Cost of software services and other revenue .......................            2,320,065              (356,159)           1,963,906
Software development costs ........................................            4,905,137            (1,078,138)           3,826,999
Selling and marketing .............................................            5,686,742              (684,686)           5,002,056
General and administrative ........................................            1,390,140              (277,119)           1,113,021
                                                                            ------------          ------------         ------------
                                                                              14,403,417            (2,396,102)          12,007,315
                                                                            ------------          ------------         ------------
           Operating income (loss) ................................           (1,735,190)            2,396,102              660,912
                                                                            ------------          ------------         ------------

Interest and other income .........................................              384,009                                    384,009
                                                                            ------------                               ------------

Income (loss) before income taxes .................................           (1,351,181)            2,396,102            1,044,921
                                                                            ------------          ------------         ------------

Income taxes ......................................................              (46,386)                                   (46,386)
                                                                            ------------                               ------------

Net income (loss) .................................................         $ (1,304,795)         $  2,396,102         $  1,091,307
                                                                            ============          ============         ============

Basic net income (loss) per share .................................         $      (0.03)                              $       0.02
                                                                            ============                               ============

Diluted net income (loss) per share ...............................         $      (0.03)                              $       0.02
                                                                            ============                               ============

Weighted average basic shares outstanding .........................           48,047,291                                 48,047,291
                                                                            ============                               ============

Weighted average diluted shares outstanding .......................           48,047,291                                 49,377,595
                                                                            ============                               ============

      (1)   Represents the stock option expense associated with the adoption of FAS 123R.
      (2)   Pro forma amounts exclude stock option expenses recognized for GAAP purposes under FAS 123R. As discussed earlier in this release, these supplemental non-GAAP financial measures should not be used as a substitute for their comparable
            GAAP measures. The pro forma amounts exclude any tax related effects of FAS 123R as these effects are not deemed to be material.

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                                             FALCONSTOR SOFTWARE, INC. AND SUBSIDIARIES
                                      PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                                                   SIX MONTHS ENDED JUNE 30, 2006
                                                             (UNAUDITED)
                                                         GAAP RECONCILIATION

                                                                                                  Adjustment to
                                                                                                  Exclude Stock
                                                                                GAAP            Option Expense (1)     Pro Forma (2)
                                                                                ----            ------------------     -------------
Revenues:
Software license revenue .........................................          $ 14,402,710                               $ 14,402,710
Maintenance revenue ..............................................             5,499,517                                  5,499,517
Software services and other revenue ..............................             1,974,320                                  1,974,320
                                                                            ------------                               ------------
                                                                              21,876,547                                 21,876,547
                                                                            ------------                               ------------

Operating expenses:
Amortization of purchased and capitalized software ...............               253,055                                    253,055
Cost of software services and other revenue ......................             4,304,662              (699,549)           3,605,113
Software development costs .......................................             9,512,240            (2,133,099)           7,379,141
Selling and marketing ............................................            10,590,747            (1,345,538)           9,245,209
General and administrative .......................................             2,711,434              (482,436)           2,228,998
                                                                            ------------          ------------         ------------
                                                                              27,372,138            (4,660,622)          22,711,516
                                                                            ------------          ------------         ------------
           Operating loss ........................................            (5,495,591)            4,660,622             (834,969)
                                                                            ------------          ------------         ------------

Interest and other income ........................................               670,660                                    670,660
                                                                            ------------                               ------------

Loss before income taxes .........................................            (4,824,931)            4,660,622             (164,309)
                                                                            ------------          ------------         ------------

Income taxes .....................................................               116,750                                    116,750
                                                                            ------------                               ------------

Net loss .........................................................          $ (4,941,681)         $  4,660,622         $   (281,059)
                                                                            ============          ============         ============

Basic and diluted net loss per share .............................          $      (0.10)                              $      (0.01)
                                                                            ============                               ============

Weighted average basic and diluted shares outstanding ............            48,026,914                                 48,026,914
                                                                            ============                               ============

      (1)   Represents the stock option expense associated with the adoption of FAS 123R.
      (2)   Pro forma amounts exclude stock option expenses recognized for GAAP purposes under FAS 123R. As discussed earlier in this release, these supplemental non-GAAP financial measures should not be used as a substitute for their comparable
            GAAP measures. The pro forma amounts exclude any tax related effects of FAS 123R as these effects are not deemed to be material.

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